UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                                                                                                       June 17, 2003

CONTANGO OIL & GAS COMPANY

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-24971	95-4079863
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3700 BUFFALO SPEEDWAY, SUITE 960

HOUSTON, TEXAS 77098

(Address of principal executive offices)

(713) 960-1901

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

The following is a list of exhibits filed as part of this Form 8-K.

Exhibit No.	Description of Document

10.1	Fifth Amendment effective as of June 1, 2003 to Credit Agreement between Contango Oil & Gas Company and Guaranty Bank, FSB, dated June 29, 2001.

99.1	Press release dated June 17, 2003.

ITEM 9.    REGULATION FD DISCLOSURE.

One June 17, 2003, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The text of this press release is furnished and not filed pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO OIL & GAS COMPANY

Date: June 18, 2003	By:	/s/ KENNETH R. PEAK
Kenneth R. Peak Chairman and Chief Executive Officer

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